Supplement to the John Hancock Institutional Funds Prospectus
                               Dated July 1, 2003

                      John Hancock Dividend Performers Fund

On August 26, 2003, the Trustees of John Hancock Dividend Performers Fund (the "Fund") voted to recommend that the shareholders of the Fund approve a tax-free reorganization of the Fund, as described below.

Under the terms of the reorganization, subject to shareholder approval at a shareholder meeting scheduled to be held on December 3, 2003, the Fund would transfer all of its assets and liabilities to John Hancock Sovereign Investors Fund ("Sovereign Investors Fund ") in a tax-free exchange for Class I shares of equal value of Sovereign Investors Fund. Further information regarding the proposed reorganization will be contained in a proxy statement and prospectus which is scheduled to be mailed to the Fund's shareholders on or about October 8, 2003.

Effective at the close of business on October 6, 2003, the Fund will be closed to all new accounts.


August 27, 2003
8/03